UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 3, 2016

LILIS ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-35330	74-3231613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

216 16th Street, Suite #1350
Denver, CO	80202
(Address of Principal Executive Offices)	(Zip Code)

(210) 999-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   2016 Omnibus Incentive Plan

At a Special Meeting of Stockholders (the “Special Meeting”) of the Company held on November 3, 2016, the Company’s stockholders approved the first amendment (the “First Amendment”) to its 2016 Omnibus Incentive Plan (the “2016 Plan”) to increase the number of shares of common stock available for grant under the 2016 Plan from 5,000,000 to 10,000,000 shares. The Company’s Board of Directors (the “Board”) and the Compensation Committee of the Board previously approved the First Amendment, subject to such stockholder approval.

A more detailed summary of the principal features of the 2016 Plan and the text of the First Amendment can be found in the Company’s definitive proxy statement for its Special Meeting, as filed with the Securities and Exchange Commission on September 30, 2016 (the “Proxy”). The foregoing description does not purport to be complete and is qualified in its entirety by reference to such summary and the full text of the First Amendment and the 2016 Plan filed as Annexes C and D to the Proxy, respectively, both of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in Item 5.02(e) above, the Company held a Special Meeting on November 3, 2016. Three proposals were acted upon at the Special Meeting, each of which is described briefly below and in detail in the Proxy. The matters voted upon and the number of votes cast for or against, as well as the number of abstentions as to such matters, were as follows:

Proposal 1: The approval of a potential issuance of 20% or more of the Company’s outstanding common stock under the Company’s Series B Preferred Stock and warrants to purchase to common stock was approved by a majority of votes at the Special Meeting;

FOR	AGAINST	ABSTAINED
10,543,709	265,429	911

Proposal 2: The approval of an amendment to the 2016 Plan to increase the authorized number of shares of common stock available and reserved for issuance under the 2016 Plan by 5,000,000 to 10,000,000 shares was approved by a majority of votes at the Special Meeting;

FOR	AGAINST	ABSTAINED
10,544,713	264,991	345

Proposal 3: The ratification and approval of a reverse stock split of the Company’s issued and outstanding common stock was approved by the affirmative vote of a majority of the issued and outstanding shares of the Company’s common stock at the Special Meeting;

FOR	AGAINST	ABSTAINED
13,597,636	132,955	7,887

There were 2,928,429 broker non-votes cast with respect to each of proposal 1 and 2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2016	LILIS ENERGY, INC.

	By:	/s/ Kevin Nanke
Executive Vice President and Chief Financial Officer